UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

AbitibiBowater Inc. (the “Company”) announced on February 2, 2010 that its Bridgewater Paper Company Limited (“BPCL”) subsidiary has filed for administration in the United Kingdom pursuant to the United Kingdom Insolvency Act 1986 after all other options to keep these U.K. operations solvent were exhausted. BPCL’s board of directors appointed Errnst & Young LLP as Joint Administrators for the BPCL filing, whose responsibilities are to manage the affairs, business and assets of BPCL. The Joint Administrators will explore various options and determine how the BPCL filing will unfold. As such, the Company will no longer have the ability to influence BPCL’s operations through its corporate subsidiaries.

The Company expects to de-consolidate BPCL from its consolidated financial statements effective as of the date of the filing, but it does not expect that it will be required to record a material charge for impairment to its BPCL-related assets.

Cautionary Statements Regarding Forward-Looking Information

Statements in this Current Report on Form 8-K that are not reported financial results or other historical information of the Company of any of its subsidiaries are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to the outcome of BPCL’s filing for administration and the appropriate accounting treatment to reflect the filing, including the impact of any impairment on the Company’s financial statements. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “anticipate,” “attempt” and other terms with similar meaning indicating possible future events or potential impact on the business or shareholders of the Company.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially, including those enumerated in our Annual Report on Form 10-K for the year ended December 31, 2008, filed on April 30, 2009 and in subsequent Quarterly Reports on Form 10-Q. All forward-looking statements in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to in this section and in our other filings with the United States Securities and Exchange Commission and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	AbitibiBowater Inc. press release dated February 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: February 8, 2010	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice-President, Corporate Affairs and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	AbitibiBowater Inc. press release dated February 2, 2010

4